Listing Expenses (Tables)	12 Months Ended
Dec. 31, 2019
Listing Expenses
Schedule of listing expenses
	2019	2018	2017
	USD	USD	USD

IFRS 2 listing expenses (note 25)	98,622,019	-	-
Other listing expenses*	3,151,858	-	-

	101,773,877	-	-

*	Other listing expenses represents promissory note of USD 1.5 million, fees paid to legal advisors, consultants, and other necessary expenses incurred in relation to the Group’s listing on the US market.